UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders held on May 22, 2023 (the “2023 Annual Meeting”), the stockholders of record as of March 27, 2023 (the “Stockholders”) of Lordstown Motors Corp. (the “Company”) elected three Class III directors, David T. Hamamoto, Keith Feldman and Edward T. Hightower, as further described in Item 5.07 below. Mr. Hamamoto will continue serving as Lead Independent Director and as Chairman of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of the Company, and Mr. Feldman will continue serving as Chairman of the Audit Committee and as a member of the Compensation Committee.

Amendment of the Lordstown Motors Corp. 2020 Equity Incentive Plan

At the 2023 Annual Meeting, the Stockholders approved the amendment of the Company’s 2020 Equity Incentive Plan, as previously amended (the “2020 Plan”), to increase the available share reserve by 8 million shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), as described in the Company’s definitive proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on April 11, 2023 (the “Proxy Statement”). The amended 2020 Plan had been previously approved, subject to stockholder approval, by the Board. As discussed under Item 5.03 below, the Reverse Stock Split (defined below) will effect a proportionate reduction in the number of shares of Class A common stock available for issuance under our amended 2020 Plan (including the newly added 8 million shares) and the number of shares of Class A common stock issuable upon the exercise or vesting of all outstanding equity-based awards as of the Effective Time (defined below).

A summary of the amended 2020 Plan is set forth in the Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the full text of the amended 2020 Plan (which includes the adjustment for the Reverse Stock Split) filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 Annual Meeting, the Stockholders approved a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse split of the Company’s outstanding shares of Class A common stock at a ratio within a range of between 1:3 and 1:15, with the timing and the exact ratio of the reverse split to be determined by the Board in its sole discretion. The Board authorized a 1:15 reverse stock split (the “Reverse Stock Split”) of the outstanding Class A common stock, which will become effective as of 12:01 a.m. Eastern Time on May 24, 2023 (the “Effective Time”).

The Company filed a Certificate of Amendment (the “Amendment”) to the Charter on May 22, 2023, which provides that, at the Effective Time, every fifteen shares of the issued and outstanding Class A common stock will automatically be combined into one issued and outstanding share of Class A common stock.

The Reverse Stock Split will affect all shares of the Class A common stock outstanding immediately prior to the effective time of the Reverse Stock Split. In addition, the Reverse Stock Split will effect a proportionate reduction in the number of shares of Class A common stock available for issuance under our 2020 Plan, and the number of shares of Class A common stock issuable upon the exercise or vesting of all equity-based awards and warrants, and upon the conversion of all shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, in each case, outstanding immediately prior to the effectiveness of the Reverse Stock Split. No fractional shares will be issued because of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof, in an amount equal to the fraction of a share of Class A common stock to which such holder would otherwise be entitled multiplied by the closing price of the Class A common stock on the Nasdaq Global Select Market (“Nasdaq”) on May 23, 2023 (as adjusted in good faith by the Company to account for the Reverse Stock Split ratio). There will be no change in the par value per share or the authorized number of shares of Class A common stock or the authorized or outstanding number of shares of the Company’s preferred stock, including the Series A Convertible Preferred Stock.

The Class A common stock is scheduled to begin trading on Nasdaq on a split-adjusted basis when the market opens on May 24, 2023 and will continue to trade under the symbol “RIDE.” The new CUSIP number for the Class A common stock following the Reverse Stock Split will be 54405Q 209.

Additional information on the Reverse Stock Split can be found in the Proxy Statement and the foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Stockholders elected the directors and approved the proposals listed below, which are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth in the following tables.

1.	The Stockholders elected each of the following Class III director nominees to serve for a term of three years and until their respective successors are duly elected and qualified, as set forth below.

Name	Votes For	Votes Withheld	Broker Non-Votes
David T. Hamamoto	40,787,544	34,340,103	64,175,660
Keith Feldman	48,045,127	27,082,520	64,175,660
Edward T. Hightower	71,059,503	4,068,144	64,175,660

2.	The Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,132,294	4,461,091	709,922	0

3.	The Stockholders approved the amendment of the 2020 Plan to increase the number of shares of Class A common stock reserved under the plan by 8,000,000, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,384,731	8,186,125	556,791	64,175,660

4.	The Stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,846,893	17,417,077	863,677	64,175,660

5.	The Stockholders approved the amendment of the Company’s Charter to effect a reverse stock split of the Company’s Class A common stock at a ratio ranging from 1:3 to 1:15, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,498,500	12,955,420	849,387	0

Item 7.01	Regulation FD Disclosure

On May 23, 2023, the Company issued a press release announcing the Reverse Stock Split. As discussed in the press release, the Reverse Stock Split is intended to improve the marketability and liquidity of the Class A common stock. A higher market price can make the Class A common stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. In addition, the Reverse Stock Split is intended to increase the per share market price of the Class A common stock in order to satisfy Nasdaq’s $1.00 minimum bid price requirement (the “Bid Price Requirement”).

As previously disclosed, the Company and Foxconn (as defined below) have a dispute concerning whether the April 21, 2023 letter the Company received from Nasdaq regarding the Bid Price Requirement caused a failure of a condition to closing Foxconn’s purchase of approximately 10% of the Company’s common stock for $47.3 million. The Company believes that there was no failure of any closing condition and the Company was ready, willing and able to close that transaction on May 8, 2023, as required by the Investment Agreement (the “Investment Agreement”) entered into by the Company on November 7, 2022 with Foxconn Ventures Pte. Ltd., an affiliate of global technology company Hon Hai Technology Group (“Foxconn”). Foxconn took a contrary position and refused to close. The Company reserves all rights against Foxconn, including rights arising out of its failure to timely close the stock purchase. If the reverse split causes the Class A common stock price to remain above $1.00 per share for 10 consecutive trading days and Nasdaq notifies the Company that the Bid Price Requirement has been satisfied, that may satisfy Foxconn’s (incorrect) interpretation of the closing condition and cause Foxconn to close the transaction. The Company remains ready, willing and able to close. No assurance can be given regarding the impact of the Reverse Stock Split on the stock price or that Foxconn will meet its obligation to close, even if the stock price remains above $1.00 for the 10 trading-day period. While the Company remains willing to negotiate with Foxconn in an effort to resolve its disputes, no agreement currently exists and the Company cannot predict whether such an agreement will be reached in the future.

Since start of commercial production, the Company has completed 56 Endurance vehicles and delivered 18 to customers, 12 since resuming deliveries in late April. The Endurance continues to improve with each software update, and our team is encouraged by the most recent customer feedback. In light of the Foxconn dispute and the uncertainty regarding whether or to what extent Foxconn will fulfill its funding obligations under the Investment Agreement, the Company has taken aggressive actions to reduce costs and preserve liquidity. As of April 30, 2023, the Company had cash, cash equivalents and short term investments of approximately $165 million, a decrease of approximately $11 million from the quarter ended March 31, 2023.

The full text of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 8.01	Other Events.

The Company currently has active registration statements (collectively, the “Registration Statements”) on Form S-3 (Nos. 333-250045 and 333-267052) and Form S-8 (Nos. 333-251771 and 333-265088) on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit the Company to incorporate by reference future filings made the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offerings covered by Registration Statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, as a result and upon completion of the Reverse Stock Split, the number of undistributed shares of Class A common stock deemed to be covered by each of the Registration Statements will be proportionately reduced to a number of shares of Class A common stock, as applicable, giving effect to the Reverse Stock Split at the ratio of 1:15.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this press release, those factors include, but are not limited to: our ability to regain compliance with the Bid Price Requirement as a result of the Reverse Stock Split; our ability to maintain compliance with other Nasdaq listing rules; our ability to continue as a going concern, which requires us to manage costs and obtain significant additional funding; our ability to resolve our dispute with Foxconn regarding the matters asserted in the Foxconn notices and to obtain the proceeds we expected under the Investment Agreement; our ability to timely obtain necessary funding to continue our operations; our ability to continue production of the Endurance; the impact of the uncertainty with respect to our relationship with Foxconn and our prospects for additional funding on our supplier arrangements and on our employees; and risks related to the substantial costs and diversion of personnel’s attention and resources due to these matters.

Other factors that may impact our results and prospects include, but are not limited to:

•	the cost and other impacts of contingent liabilities, such as current and future litigation, claims, regulatory proceedings, investigations, complaints, product liability claims and stockholder demand letters, and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing;

•	our ability to effectively implement and realize the benefits from our transactions and agreements with Foxconn, if pending disputes are resolved, which depend on many variables that include establishment of the EV program budget and EV program milestones and satisfaction of such milestones and other conditions required to be met at the time of funding, and our ability to utilize the designs, engineering data and other foundational work of Foxconn, its affiliates, and other members of the Mobility-in-Harmony (MIH) consortium as well as other parties, and that all such parties adhere to timelines to develop, commercialize, industrialize, homologate and certify a vehicle in North America, along with variables that are out of the parties’ control, such as technology, innovation, adequate funding, supply chain and other economic conditions, competitors, customer demand and other factors;

•	our ability to successfully address known and unknown performance, quality, supply chain and other launch-related issues, some of which are or may be material or may require additional recalls or retrofits of the Endurance, and continue commercial production and sales of the Endurance;

•	the risk that additional elements of our technology, including our hub motors, do not perform as expected in the near or longer-term;

•	our ability to maintain appropriate supplier relationships, including for our critical components, and the risks with respect to the terms of such arrangements due to our limited production volumes and any minimum quantity requirements, and our ability to establish our supply chain to support new vehicle programs;

•	our ability to facilitate cost-effective production of the Endurance, which requires a strategic partner and significant additional capital, including to invest in the tooling to lower the bill of materials (“BOM”) cost, continue design enhancements and enable scaled production;

•	our ability to execute our business plan, strategic alliances and other opportunities, including development and market acceptance of our planned products;

•	risks related to our limited operating history, the execution of our business plan and the timing of expected business milestones, including the ability to effectively utilize existing tooling, a substantial portion of which is soft tooling not intended for long term production;

•	our ongoing ability to secure and receive vehicle components from our supply chain in sufficient quantities to meet production volume plans and of acceptable quality to meet vehicle requirements;

•	the availability and cost of raw materials and components, particularly in light of current supply chain disruptions and labor concerns, inflation, and the consequences of any shortages on our ability to produce saleable vehicles;

•	our ability to successfully identify and implement actions to significantly lower the Endurance BOM cost, including identifying a strategic partner to scale the Endurance;

•	our ability to obtain binding purchase orders and build customer relationships, and the impact of the uncertainty regarding our relationship with Foxconn has on our ability to obtain binding purchase orders;

•	our ability to deliver on the expectations of customers with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of after sale service, support and warranty coverage that they will require, and the impact of performance issues, production pauses and delays and recalls on consumer confidence and interest in our vehicles;

•	our ability to conduct business using a direct sales model, rather than through a dealer network used by most other original equipment manufacturers;

•	the effects of competition on our ability to market and sell vehicles;

•	our ability to attract and retain key personnel and hire additional personnel particularly in light of the uncertainty regarding our Foxconn relationship;

•	the pace and depth of electric vehicle adoption generally;

•	our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	our ability to obtain required regulatory approvals and comply with changes in laws, regulatory requirements, interpretations of existing laws and governmental incentives;

•	the impact of health epidemics, including the COVID-19 pandemic, on our business, the other risks we face and the actions we may take in response thereto;

•	cybersecurity threats and breaches and compliance with privacy and data protection laws;

•	failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; and

•	the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates, fuel and energy prices and the direct and indirect effects of the war in Ukraine.

As a result of these uncertainties, there is substantial doubt regarding our ability to continue as a going concern. Our ability to obtain additional financing is extremely limited under current market conditions, in particular for our industry, and also influenced by other factors including the significant amount of capital required, the Foxconn dispute, the fact that the BOM cost of the Endurance is currently, and expected to continue to be, substantially higher than our selling price, uncertainty surrounding the performance of any vehicle produced by us, meaningful exposure to material losses and costs related to ongoing litigation and the SEC investigation, the Nasdaq Notice, the market price of our stock and potential dilution from the issuance of any additional securities. If we are unable to resolve our dispute with Foxconn in a timely manner on terms that allow us to continue operating as planned, identify other sources of substantial funding, identify a strategic partner and resolve our significant contingent liabilities, we may need to further curtail or cease operations and seek protection by filing a voluntary petition for relief under the United States Bankruptcy Code. If this were to occur, the value available to our various stakeholders, including our creditors and stockholders, is uncertain and trading prices for our securities may bear little or no relationship to the actual recovery, if any, by holders of our securities in bankruptcy proceedings, if any.

Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of Lordstown Motors Corp.
10.1	Lordstown Motors Corp. 2020 Equity Incentive Plan, as amended
99.1	Lordstown Motors Corp. Press Release dated May 23, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
	Title:	Chief Financial Officer
Date: May 23, 2023